EXHIBIT 1

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

                Date of Report: September 19, 1997

                  CHASE CREDIT CARD MASTER TRUST
    (formerly known as "Chemical Master Credit Card Trust I"),
                  Series 1996-4 and Series 1997-1

      -------------------------------------------------------
                      (Issuer of Securities)

          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
       (formerly known as "The Chase Manhattan Bank (USA)")
                      (Sponsor of the Trust)
      (EXACT name of registrant as specified in its charter)


        UNITED STATES                      33-40006                        22-2382028
(State or other jurisdiction of  (Commission File Number)         (IRS Employer Identification
incorporation)                                                    No.)

     802 DELAWARE AVENUE, WILMINGTON, DELAWARE             19801
     (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code:  (302) 575-5050


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Item 5.  OTHER EVENTS.

     On or about August 15, 1997 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for Series 1996-4 and Series 1997-1 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  EXHIBITS


          EXHIBIT NO.         DESCRIPTION

             20.1             Monthly  Reports  with respect to the  August
                              15, 1997 distribution


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                            SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   THE CHASE MANHATTAN BANK,
                                   AS SERVICER


                                   By:  /S/FRANK A. DEGENOVA
                                        -----------------------------------
                                        Name: Frank A. DeGenova
                                        Title: Vice President


Dated: September 19, 1997


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                         INDEX TO EXHIBITS



     EXHIBIT NO.              DESCRIPTION

        20.1                  Monthly  Reports  with  respect to the August
                              15, 1997 distribution

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                                                              Exhibit 20.1

Class Bank - Retail Card Services Group                                      Monthly Report
Certificateholders' Statement                                                Chase Credit Card Master Trust
                                                                             Series 1996-4

Section 5.2 - Supplement                                      Class A        Class B         Collateral            Total
--------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                               0.00           0.00               0.00                 0.00

(ii)    Monthly Interest Distributed                        7,003,904.06     605,757.06         814,359.41         8,424,020.53
        Deficiency Amounts                                          0.00           0.00                                    0.00
        Additional Interest                                         0.00           0.00                                    0.00
        Accrued and Unpaid Interest                                                                   0.00                 0.00

(iii)   Collections of Principal Receivables              148,046,469.20    12,337,135.27    15,862,192.20       176,245,796.67

(iv)    Collections of Finance Charge Receivables          21,721,751.44     1,810,135.61     2,327,340.85        25,859,227.90

(v)     Aggregate Amount of Principal Receivables                                                             13,367,539,410.07

                       Investor Interest                1,400,000,000.00   116,666,000.00   150,000,666.67     1,666,666,666.67
                       Adjusted Interest                1,400,000,000.00   116,666,000.00   150,000,666.67     1,666,666,666.67

                                Series
        Floating Investor Percentage               12.47%          84.00%            7.00%            9.00%              100.00%
        Fixed Investor Percentage                  12.47%          84.00%            7.00%            9.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                  95.12%
                 30 to 59 days                                                                                             1.68%
                 60 to 89 days                                                                                             2.07%
                 90 or more days                                                                                         100.00%
                                  Total Receivables

(vii)   Investor Default Amount                             9,044,380.13       753,694.04       969,045.03        10,767,119.20

(viii)  Investor Charge-Offs                                        0.00             0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00             0.00             0.00

(x)     Servicing Fee                                       1,166,666.67        97,221.67       125,000.56         1,388,888.89

(xi)    Portfolio Yield (Net of Defaulted Receivables                                                                     10.87%

(xii)   Reallocated Monthly Principal                                                0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)    1,400,000,000.00   116,666,000.00   150,000,666.67     1,666,666,666.67

(xiv)   LIBOR                                                                                                            5.6797%

(xv)    Principal Funding Account Balance                                                                                  0.00

(xvi)   Accumulation Shortfall                                                                                             0.00

(xvii)  Principal Funding Investment Proceeds                                                                              0.00

(xviii) Principal Investment Funding Shortfalls                                                                   _____________

(xix)   Available Funds                                    20,555,084.77     1,712,913.94     2,202,340.30        24,470,339.01

(xx)    Certificate Rate                                            5.8097%          6.0297%          6.3047%

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                                                              Exhibit 20.1
--------------------------------------------------------------------------------

Class Bank - Retail Card Service Group                                       Chase Credit Card Master Trust
Certificateholders' Statement                                                Series 1997-1

Section 5.2 - Supplement                                      Class A        Class B         Collateral            Total
--------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00           0.00               0.00                 0.00

(ii)    Monthly Interest Distributed                        5,713,595.79     492,635.90         671,589.46         6,877,821.15
        Deficiency Amounts                                          0.00           0.00                                    0.00
        Additional Interest                                         0.00           0.00                                    0.00
        Accrued and Unpaid Interest                                                                   0.00                 0.00

(iii)   Collections of Principal Receivables              121,609,599.70    10,134,098.06    13,029,635.21       144,773,332.97

(iv)    Collections of Finance Charge Receivables          17,842,867.25     1,486,899.43     1,911,740.95        21,241,508.63

(v)     Aggregate Amount of Principal Receivables                                                             13,367,539,410.67

                       Investor Interest                1,150,000,000.00    95,833,000.00   123,214,619.00     1,369,047,619.00
                       Adjusted Interest                1,150,000,000.00    95,833,000.00   123,214,619.00     1,369,047,619.00

                                Series
        Floating Investor                                          10.24%           84.00%            9.00%              100.00%
        Percentage
        Fixed Investor                                             10.24%           84.00%            9.00%              100.00%
        Percentage

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                  95.12%
                 30 to 59 days                                                                                             1.68%
                 60 to 89 days                                                                                             1.12%
                 90 or more days                                                                                           2.07%
                                                                                                                          ------
                                  Total Receivables                                                                      100.00%

(vii)   Investor Default Amount                             7,429,312.25       619,107.20       795,888.89         8,844,419.34

(viii)  Investor Charge-Offs                                        0.00             0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00             0.00             0.00

(x)     Servicing Fee                                         958,333.33        79,860.83       102,678.85         1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables                                                                     10.87%

(xii)   Reallocated Monthly Principal                                                0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)    1,150,000,000.00    95,833,000.00   123,214,619.00     1,369,047,619.00

(xiv)   LIBOR                                                                                                            5.6797%

(xv)    Principal Funding Account Balance                                                                                  0.00

(xvi)   Accumulation Shortfall                                                                                             0.00

(xvii)  Principal Funding Investment Proceeds                                                                              0.00

(xviii) Principal Investment Funding Shortfalls                                                                   _____________

(xix)   Available Funds                                    16,884,533.92     1,407,039.60     1,809,062.10        20,100,635.62

(xx)    Certificate Rate                                            5.7697%          5.9697%          6.3297%

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